UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California 91770
(Address of principal executive offices, including zip code)

(626) 302-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On February 27, 2014, SCE Trust III, a statutory trust formed under the laws of the State of Delaware (the “Trust”) by Southern California Edison Company (the “Company”) agreed to sell 11,000,000 of the Trust's 5.75% Fixed-to-Floating Rate Trust Preference Securities, liquidation amount of $25 per such security (the “Trust Preference Securities”), representing undivided beneficial ownership interests in the assets of the Trust. The Trust Preference Securities are guaranteed by the Company on a subordinated basis (the “Guarantee”). The proceeds from the sale of the Trust Preference Securities, together with the proceeds from the sale by the Trust of its common securities to the Company, were used by the Trust to purchase shares of the Company's Series H Preference Stock (the “Preference Shares”).  The offering relates to the registration statement on Form S-3 filed by the Company and the Trust (File No. 333-183045).

The offering is more fully described in the prospectus dated February 27, 2014 and filed with the Securities and Exchange Commission on February 28, 2014.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY (Registrant)
/s/ MARK C. CLARKE _______________________________________ MARK C. CLARKE Vice President and Controller

Date: March 6, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement among the Company, the Trust and the underwriters named therein dated as of February 27, 2014

4.1	Certificate of Determination of Preferences of the Company’s Series H Preference Stock

4.2
Amended and Restated Declaration of Trust of SCE Trust III, dated March 6, 2014, among the Company (as Sponsor), The Bank of New York Mellon Trust Company, N.A. (as Institutional Trustee), BNY Mellon Trust of Delaware (as Delaware Trustee) and the Administrative Trustees named therein

4.3	Guarantee Agreement, dated March 6, 2014, by the Company

4.4	Specimen Trust Preferred Security Certificate (included in 4.2)

5.1	Opinion of Richards, Layton & Finger, P.A., dated March 6, 2014, regarding validity of the Trust Preference Securities (including the consent of such counsel)

5.2	Opinion of Barbara E. Mathews, dated March 6, 2014, regarding validity of the Series H Preference Shares (including the consent of such counsel)

5.3	Opinion of Munger, Tolles & Olson, LLP, dated March 6, 2014, regarding the validity of the Guarantee (including the consent of such counsel)

8.1	Opinion of Munger, Tolles & Olson, LLP, dated March 6, 2014, regarding certain tax matters (including the consent of such counsel)

12.1	Statement re Computation of Ratios of Earnings to Fixed Charges and Preferred and Preference Equity Dividends

12.2	Statement re Computation of Ratios of Earnings to Fixed Charges